Exhibit 99.2

Unaudited

AmSouth Bancorporation

CONSOLIDATED QUARTERLY STATEMENTS OF EARNINGS

($ in thousands, except per share data)

	2006	2005
	March 31	December 31	September 30	June 30	March 31
INTEREST INCOME
Loans	$558,610	$524,840	$481,387	$454,169	$431,375
Available-for-sale securities	69,301	71,646	69,887	74,073	75,791
Held-to-maturity securities	66,513	67,092	68,828	71,082	72,096
Trading securities	414	350	278	218	159
Loans held for sale	4,905	6,296	5,675	2,614	1,498
Other interest-earning assets	687	680	459	356	255

Total interest income	700,430	670,904	626,514	602,512	581,174

INTEREST EXPENSE
Interest-bearing demand	36,394	26,780	23,748	20,356	16,345
Money market and savings deposits	44,212	43,981	42,394	36,956	29,368
Time deposits	96,950	88,021	79,496	68,855	65,279
Foreign deposits	10,851	13,154	11,084	6,697	6,803
Federal funds purchased and securities sold under agreements to repurchase	38,655	30,926	23,497	17,507	16,354
Other borrowed funds	7,376	5,561	4,563	2,129	1,928
Long-term Federal Home Loan Bank advances	24,853	26,621	31,193	38,633	40,199
Other long-term debt	43,419	43,710	35,806	32,736	25,150

Total interest expense	302,710	278,754	251,781	223,869	201,426

NET INTEREST INCOME	397,720	392,150	374,733	378,643	379,748
Provision for loan and lease losses	27,300	20,850	34,800	17,700	20,600

NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	370,420	371,300	339,933	360,943	359,148

NONINTEREST REVENUES
Service charges on deposit accounts	95,105	95,388	95,141	91,485	85,034
Trust income	23,763	23,354	29,439	30,010	30,353
Consumer investment services income	21,942	18,312	18,668	18,875	20,032
Interchange income	24,735	24,657	22,884	22,731	21,178
Commercial credit fee income	11,480	10,478	12,178	13,901	10,940
Bank owned life insurance policies	10,983	10,793	11,386	10,582	10,511
Mortgage income	3,388	2,046	5,873	4,796	3,986
Portfolio income	592	684	301	3,150	1,282
Net gain on sale of mutual fund management unit	-0-	-0-	44,007	-0-	-0-
Other noninterest revenues	27,695	31,232	19,772	27,621	32,120

Total noninterest revenues	219,683	216,944	259,649	223,151	215,436

NONINTEREST EXPENSES
Salaries and employee benefits	184,152	174,027	174,055	172,955	178,655
Net occupancy	38,834	38,039	38,342	38,430	36,857
Equipment	31,358	31,200	31,876	32,624	31,086
Postage and office supplies	9,653	9,397	10,071	10,080	10,693
Marketing	13,260	7,609	10,698	7,168	9,771
Professional fees	6,342	13,990	12,130	7,759	7,489
Communications	6,120	6,038	6,027	6,155	6,118
Amortization of intangibles	541	613	637	636	696
Other noninterest expenses	39,742	39,646	53,069	39,135	38,152

Total noninterest expenses	330,002	320,559	336,905	314,942	319,517

INCOME BEFORE INCOME TAXES	260,101	267,685	262,677	269,152	255,067
Income taxes	79,110	85,552	82,349	84,553	76,422

NET INCOME	$180,991	$182,133	$180,328	$184,599	$178,645

Weighted-average common shares outstanding - basic	345,433	347,201	349,346	352,054	354,299
Earnings per common share - basic	$0.52	$0.52	$0.52	$0.52	$0.50
Weighted-average common shares outstanding - diluted	350,743	351,811	354,654	357,026	358,812
Earnings per common share - diluted	$0.52	$0.52	$0.51	$0.52	$0.50

Unaudited

AmSouth Bancorporation

QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES

(Taxable equivalent basis, $ in thousands)

	Three Months Ended March 31, 2006			Three Months Ended December 31, 2005			Three Months Ended September 30, 2005			Three Months Ended June 30, 2005			Three Months Ended March 31, 2005
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
ASSETS
Interest-earning assets:
Commercial and commercial real estate	$18,872,184	$304,439	6.54%	$17,890,194	$280,487	6.22%	$17,055,819	$253,640	5.90%	$16,620,623	$235,211	5.68%	$16,376,300	$218,177	5.40%
Residential first mortgages	6,070,856	79,599	5.32%	5,914,872	77,532	5.20%	5,685,620	72,459	5.06%	5,561,349	67,340	4.86%	5,260,197	64,045	4.94%
Equity loans and lines	7,970,946	131,595	6.70%	7,639,452	120,742	6.27%	7,443,993	108,869	5.80%	7,624,399	106,004	5.58%	7,756,678	101,105	5.29%
Dealer indirect	2,992,386	39,302	5.33%	3,088,347	42,090	5.41%	3,110,615	41,898	5.34%	3,088,106	41,161	5.35%	3,212,236	42,602	5.38%
Other consumer	438,152	10,057	9.31%	460,687	10,323	8.89%	469,482	10,841	9.16%	467,045	10,757	9.24%	603,138	11,757	7.91%

Total loans net of unearned income (1)	36,344,524	564,992	6.30%	34,993,552	531,174	6.02%	33,765,529	487,707	5.73%	33,361,522	460,473	5.54%	33,208,549	437,686	5.35%
Available-for-sale securities, amortized cost	5,961,800	69,828	4.75%	6,076,977	72,197	4.71%	6,065,719	70,403	4.60%	6,322,703	74,597	4.73%	6,385,445	76,355	4.85%
Market valuation on AFS securities	(168,590)			(160,331)			(74,193)			(87,157)			(41,821)

Total available-for-sale securities (2)	5,793,210			5,916,646			5,991,526			6,235,546			6,343,624
Held-to-maturity securities	5,568,989	70,448	5.13%	5,715,159	71,046	4.93%	5,903,899	72,788	4.89%	6,052,066	75,081	4.98%	6,145,136	76,115	5.02%

Total investment securities (3)	11,362,199	140,276	4.93%	11,631,805	143,243	4.82%	11,895,425	143,191	4.75%	12,287,612	149,678	4.85%	12,488,760	152,470	4.93%
Other interest-earning assets	519,175	6,006	4.69%	587,653	7,326	4.95%	541,115	6,412	4.70%	271,607	3,188	4.71%	189,569	1,917	4.10%

Total interest-earning assets (3)	48,225,898	711,274	5.96%	47,213,010	681,743	5.71%	46,202,069	637,310	5.46%	45,920,741	613,339	5.35%	45,886,878	592,073	5.23%
Cash and due from banks	1,141,977			1,172,698			1,160,908			1,182,160			1,165,902
Other assets	3,699,438			3,671,435			3,640,629			3,606,771			3,611,839
Allowance for loan and lease losses	(358,606)			(383,889)			(368,025)			(368,375)			(368,509)

	$52,708,707			$51,673,254			$50,635,581			$50,341,297			$50,296,110

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand	$7,590,274	36,394	1.94%	$6,873,532	26,780	1.55%	$6,809,041	23,748	1.38%	$6,957,590	20,356	1.17%	$6,979,278	16,345	0.95%
Money market and savings deposits	9,497,343	44,212	1.89%	9,785,221	43,981	1.78%	9,870,250	42,394	1.70%	9,974,400	36,956	1.49%	9,512,976	29,368	1.25%
Time deposits (4)	10,284,695	96,950	3.82%	9,790,672	88,021	3.57%	9,520,049	79,496	3.31%	9,215,524	68,855	3.00%	9,457,697	65,279	2.80%
Foreign deposits	1,417,848	10,851	3.10%	1,717,237	13,154	3.04%	1,649,554	11,084	2.67%	1,256,394	6,697	2.14%	1,537,030	6,803	1.80%
Federal funds purchased and securities sold under agreements to repurchase	4,103,167	38,655	3.82%	3,641,774	30,926	3.37%	3,286,028	23,497	2.84%	2,866,029	17,507	2.45%	3,022,943	16,354	2.19%
Other interest-bearing liabilities (4)	6,496,420	75,648	4.72%	6,634,179	75,892	4.54%	6,661,718	71,562	4.26%	7,441,068	73,498	3.96%	7,355,899	67,277	3.71%

Total interest-bearing liabilities	39,389,747	302,710	3.12%	38,442,615	278,754	2.88%	37,796,640	251,781	2.64%	37,711,005	223,869	2.38%	37,865,823	201,426	2.16%

Net interest spread (3)			2.84%			2.83%			2.82%			2.97%			3.07%

Noninterest-bearing demand deposits	7,956,264			7,949,605			7,565,672			7,454,032			7,225,621
Other liabilities (4)	1,786,204			1,732,468			1,700,464			1,636,182			1,666,288
Shareholders’ equity	3,576,492			3,548,566			3,572,805			3,540,078			3,538,378

	$52,708,707			$51,673,254			$50,635,581			$50,341,297			$50,296,110

Net interest income/margin on a taxable equivalent basis (3)		408,564	3.42%		402,989	3.37%		385,529	3.31%		389,470	3.40%		390,647	3.45%

Taxable equivalent adjustment:(5)
Loans		6,382			6,334			6,320			6,304			6,311
Available-for-sale securities		527			551			516			524			564
Held-to-maturity securities		3,935			3,954			3,960			3,999			4,019
Trading securities		-0-			-0-			-0-			-0-			5

Total taxable equivalent adjustment		10,844			10,839			10,796			10,827			10,899

Net interest income		$397,720			$392,150			$374,733			$378,643			$379,748

NOTES:
(1)	Loans net of unearned income includes nonaccrual loans for all periods presented.
(2)	Available-for-sale securities excludes certain noninterest-earning, marketable equity securities.
(3)	The yield calculation for total available-for-sale securities, total investment securities, total interest-earning assets, net interest spread and net interest margin excludes the market valuation adjustment on available-for-sale securities.
(4)	Statement 133 valuation adjustments related to time deposits and other interest-bearing liabilites are included in other liabilities.
(5)	The taxable equivalent adjustment has been computed using a federal income tax rate of 35%, adjusted for applicable state income taxes net of the related federal tax benefit.

Unaudited

AmSouth Bancorporation

CONSOLIDATED PERIOD-END BALANCE SHEETS

($ in thousands)

	2006	2005
	March 31	December 31	September 30	June 30	March 31
ASSETS
Cash and due from banks	$1,110,025	$1,307,043	$1,223,228	$1,167,313	$1,110,764
Trading securities	5,672	30,419	39,186	39,404	33,185
Available-for-sale securities	5,854,279	5,989,989	6,033,746	6,172,833	6,378,267
Held-to-maturity securities	5,540,409	5,679,494	5,821,967	6,072,898	6,193,235
Loans held for sale	276,420	406,553	460,816	323,017	150,888
Loans net of unearned income:
Commercial and industrial	6,068,331	6,173,403	6,041,712	5,961,937	5,857,272
Commercial loans - secured by real estate	2,921,517	2,700,353	2,489,973	2,381,944	2,251,824
Commercial leases	2,379,465	2,370,986	2,342,161	2,239,314	2,202,117
Commercial real estate mortgages	3,068,493	3,203,030	3,083,242	2,922,692	3,005,907
Real estate construction	4,827,188	4,085,369	3,508,763	3,364,146	3,243,707
Residential first mortgages	6,078,210	6,016,157	5,826,851	5,692,014	5,277,556
Equity loans and lines	8,022,254	7,859,133	7,479,750	7,427,904	7,596,112
Dealer indirect	2,960,112	3,047,117	3,116,305	3,087,815	3,120,046
Other consumer	412,378	442,391	446,412	455,616	470,896

Total loans net of unearned income	36,737,948	35,897,939	34,335,169	33,533,382	33,025,437
Allowance for loan and lease losses	(352,242)	(366,695)	(384,647)	(365,626)	(366,836)
Other interest-earning assets	76,445	68,000	88,476	49,599	34,639
Premises and equipment, net	1,227,287	1,200,114	1,088,322	1,087,201	1,083,333
Cash surrender value - bank owned life insurance	1,167,701	1,156,265	1,144,048	1,133,539	1,122,447
Goodwill and other intangibles	295,736	296,582	298,205	298,841	299,478
Accrued interest receivable and other assets	918,482	941,407	956,869	1,034,430	946,621

	$52,858,162	$52,607,110	$51,105,385	$50,546,831	$50,011,458

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits and interest-bearing liabilities:
Deposits:
Noninterest-bearing demand	$8,291,134	$8,233,137	$8,022,022	$7,687,525	$7,500,430
Interest-bearing demand	7,826,012	7,299,655	6,838,125	6,962,855	7,071,159
Money market and savings	9,561,009	9,513,548	9,928,034	10,005,039	9,871,634
Time	10,424,392	9,928,485	9,710,125	9,062,959	9,509,574
Foreign	1,016,771	1,373,557	1,181,819	1,595,330	875,723

Total deposits	37,119,318	36,348,382	35,680,125	35,313,708	34,828,520
Federal funds purchased and securities sold under agreements to repurchase	3,923,273	4,404,262	3,374,744	2,842,751	2,610,403
Other borrowed funds	493,673	511,625	681,618	473,010	203,639
Long-term Federal Home Loan Bank advances	1,930,927	1,958,730	2,388,222	3,238,993	3,918,255
Other long-term debt	3,947,960	4,025,941	3,634,730	3,359,173	3,344,018

Total deposits and interest-bearing liabilities	47,415,151	47,248,940	45,759,439	45,227,635	44,904,835
Accrued expenses and other liabilities	1,825,269	1,723,593	1,768,491	1,680,971	1,614,901

Total liabilities	49,240,420	48,972,533	47,527,930	46,908,606	46,519,736

Shareholders’ equity:
Preferred stock	-0-	-0-	-0-	-0-	-0-
Common stock	416,719	416,706	416,723	416,732	416,736
Additional paid-in capital	743,634	738,011	734,850	731,383	729,039
Retained earnings	3,917,314	3,844,183	3,755,478	3,672,524	3,580,202
Treasury stock	(1,249,518)	(1,208,874)	(1,196,160)	(1,093,405)	(1,073,672)
Deferred compensation on restricted stock	(18,092)	(14,083)	(14,733)	(15,208)	(16,230)
Accumulated other comprehensive loss	(192,315)	(141,366)	(118,703)	(73,801)	(144,353)

Total shareholders’ equity	3,617,742	3,634,577	3,577,455	3,638,225	3,491,722

	$52,858,162	$52,607,110	$51,105,385	$50,546,831	$50,011,458

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS

($ in thousands)

	Three Months Ended
	2006	2005
	March 31	December 31	September 30	June 30	March 31
NET CHARGE-OFFS/(RECOVERIES)
Commercial:
Commercial & industrial	$6,760	$29,154	$5,674	$8,725	$5,420
Commercial loans - secured by real estate	377	559	2	239	698
Commercial leases	26,904	582	263	-0-	182

Total commercial	34,041	30,295	5,939	8,964	6,300

Commercial real estate:
Commercial real estate mortgages	580	(22)	(9)	39	691
Real estate construction	2	(2)	20	(213)	1,534

Total commercial real estate	582	(24)	11	(174)	2,225

Consumer:
Residential first mortgages	379	648	239	424	1,298
Equity loans and lines	2,888	2,588	3,313	3,645	3,806
Dealer indirect	1,492	2,412	2,472	1,141	3,303
Other consumer	2,371	2,883	3,805	3,642	2,149

Total consumer	7,130	8,531	9,829	8,852	10,556

	$41,753	$38,802	$15,779	$17,642	$19,081

NET CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS (Annualized)
Commercial:
Commercial & industrial	0.45%	1.91%	0.38%	0.59%	0.38%
Commercial loans - secured by real estate	0.05	0.09	0.00	0.04	0.13
Commercial leases	4.60	0.10	0.05	0.00	0.03

Total commercial	1.22	1.09	0.22	0.34	0.25

Commercial real estate:
Commercial real estate mortgages	0.08	0.00	0.00	0.01	0.10
Real estate construction	0.00	0.00	0.00	(0.03)	0.20

Total commercial real estate	0.03	0.00	0.00	(0.01)	0.15

Consumer:
Residential first mortgages	0.03	0.04	0.02	0.03	0.10
Equity loans and lines	0.15	0.13	0.18	0.19	0.20
Dealer indirect	0.20	0.31	0.32	0.15	0.42
Other consumer	2.19	2.48	3.22	3.13	1.45

Total consumer	0.17	0.20	0.23	0.21	0.25

	0.47%	0.44%	0.19%	0.21%	0.23%

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS (continued)

($ in thousands)

	2006	2005
	March 31	December 31	September 30	June 30	March 31
NONPERFORMING LOANS*
Commercial:
Commercial & industrial	$36,967	$39,542	$44,014	$35,299	$37,136
Commercial loans - secured by real estate	16,267	17,838	15,748	15,395	21,699
Commercial leases	1,689	27,374	1,871	1,656	2,407

Total commercial	54,923	84,754	61,633	52,350	61,242

Commercial real estate:
Commercial real estate mortgages	3,886	4,498	4,668	2,738	2,247
Real estate construction	7,681	2,946	2,121	1,837	2,466

Total commercial real estate	11,567	7,444	6,789	4,575	4,713

Consumer:
Residential first mortgages	15,871	8,817	10,542	11,649	19,147
Equity loans and lines	1,787	1,965	1,404	1,588	1,854
Dealer indirect	2	1	24	17	7
Other consumer	-0-	-0-	29	242	292

Total consumer	17,660	10,783	11,999	13,496	21,300

	$84,150	$102,981	$80,421	$70,421	$87,255

* Exclusive of accruing loans 90 days past due.
	2006	2005
	March 31	December 31	September 30	June 30	March 31
ACCRUING LOANS 90 DAYS PAST DUE
Commercial:
Commercial & industrial	$269	$1,258	$1,665	$6,502	$4,565
Commercial loans - secured by real estate	476	36	1,023	1,944	952
Commercial leases	-0-	-0-	-0-	-0-	-0-

Total commercial	745	1,294	2,688	8,446	5,517

Commercial real estate:
Commercial real estate mortgages	187	656	72	867	8
Real estate construction	187	122	978	-0-	8,274

Total commercial real estate	374	778	1,050	867	8,282

Consumer:
Residential first mortgages	19,983	20,962	19,688	12,164	7,345
Equity loans and lines	25,684	26,762	25,279	24,311	26,063
Dealer indirect	1,483	3,065	2,644	2,450	2,258
Other consumer	939	1,144	1,055	947	1,253

Total consumer	48,089	51,933	48,666	39,872	36,919

	$49,208	$54,005	$52,404	$49,185	$50,718

Unaudited

AmSouth Bancorporation

OTHER INFORMATION

	2006	2005
	March 31*	December 31	September 30	June 30	March 31
REGULATORY CAPITAL RATIOS
Tier 1 capital ratio
AmSouth	7.64%	7.81%	7.90%	8.17%	8.05%
AmSouth Bank	8.58	8.58	8.80	8.86	8.71

Total capital ratio
AmSouth	10.89%	11.40%	11.31%	11.64%	11.54%
AmSouth Bank	10.93	11.60	11.97	12.09	11.97

Leverage ratio
AmSouth	6.68%	6.74%	6.72%	6.79%	6.61%
AmSouth Bank	7.13	7.41	7.49	7.36	7.16

*	First quarter 2006 regulatory capital ratios based on preliminary data.